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Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2012 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2 NYSE MKT: SYN

Investment Proposition • Building portfolio of anti - infective biologics and drugs targeting specific pathogens that cause serious infections and other diseases ̶ Innovative, first - in - class product candidates for prevention and treatment ̶ Large markets ̶ Shorter treatment period may reduce clinical trial duration • Clinical - stage ̶ Multiple sclerosis (MS) – Phase II [Topline results to be presented at AAN – April 2014] ̶ Constipation - predominant irritable bowel syndrome (C - IBS) ̶ Prevention of Clostridium difficile (C. difficile ) infections • Strategic collaboration with Intrexon Corporation (NYSE: XON) ̶ Pertussis infections (whooping cough) [IND - enabling study ] ̶ Acinetobacter infections (potentially lethal infection increasing in ICUs and military injuries ) ̶ Novel autoimmune target for subset of IBS • Experienced management team and advisors 3 NYSE MKT: SYN NYSE MKT: SYN

Management Team

- Jeffrey Riley, CEO
  Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC
- C. Evan Ballantyne, CFO
  Clinical Data, Inc., Avedro, ZymeQuest, ACNielsen, IMS
- John Monahan, Ph.D., EVP R&D
  Avigen, Somatix, Triton Biosciences, Hoffman-LaRoche
- Michael Kaleko, M.D., Ph.D., SVP R&D
  Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics)
- Joseph Sliman, M.D., M.P.H., SVP Clinical/Regulatory
  Vanda Pharmaceuticals, Inc., MedImmune, Inc., Dynport Vaccine
- Lewis Barrett, SVP Commercial Strategy
  Pfizer, Wyeth Pharmaceuticals

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Product Pipeline

Therapeutic Area	Product Candidate	Biologic Agent/ Drug Compound	Discovery	Preclinical	Phase I	Phase II	Phase III
Relapsing-remitting multiple sclerosis	Trimesta™	Oral estriol					
Cognitive dysfunction in multiple sclerosis	Trimesta™	Oral estriol					
Constipation-predominant IBS (C-IBS)	SYN-010	Oral drug					
C. difficile infection	SYN-004**	Oral enzyme					
Pertussis (whooping cough)	SYN-005[I,T]	Monoclonal antibody					
Acinetobacter infections	SYN-001[I]	Monoclonal antibody					
IBS (autoimmune target)	SYN-007[I]	Biologics					

* - SYN-004, 2nd generation oral enzyme candidate under development based on 1st generation candidate (P1A) Phase II results
I - Intrexon collaboration – design, engineering and optimization of lead candidates
T - The University of Texas at Austin – antibody research

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Estriol

"Pregnancy Hormone" – Linked to decreased MS relapse rates

- Estriol
  - Hormone produced by placenta during pregnancy with highest level in 3rd trimester
  - Large safety database exists from prior foreign approvals for treatment of post-menopausal symptoms
- Landmark observational study published in *New England Journal of* Medicine in 1998[1]
  - Study of 254 women diagnosed with MS prior to pregnancy
  - Relapse rates:
    - *Significantly reduced* in 3rd trimester of pregnancy ($p<0.001$) *
    - *Significantly increased* three months post-partum ($p<0.001$) *

* Compared to pre-pregnancy levels

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MS: Relapsing-Remitting MS

Phase II Clinical Trial of Trimesta™ (oral estriol)

- Multi-center, investigator-initiated, randomized, double-blind, placebo-controlled trial[2]
  - Relapse rates at 2 years of oral Trimesta/Copaxone® vs. placebo/Copaxone®
- Trial status
  - Enrollment complete: 164 female patients at 15 U.S. centers
  - Completed final patient, final 24-month visit: January 2014
  - Topline results at American Academy of Neurology (AAN) Annual Meeting: April 2014
- $8 million+ in grant funding supporting trial, predominantly from NIH and National Multiple Sclerosis Society
- Principal investigator: Rhonda Voskuhl, M.D., Professor of Neurology, Director of the UCLA MS Program
- Pilot trial (n=6) conducted by Dr. Voskuhl demonstrated an 82% decrease in both the number and volume of brain lesions over 6 months (p-values < 0.02)*[,3]

Copaxone® is a registered trademark of Teva Pharmaceutical Industries Ltd.
* Compared to 6 month baseline measurement

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MS: Market • 400,000 MS patients in U.S. (~2.3 million worldwide) 4 • $14.1 billion current estimated worldwide sales 5 • Issued U.S. patent includes claims for use of Trimesta in combination with Copaxone ® Trimesta Opportunity – Oral add - on MS therapy 8 NYSE MKT: SYN Teva/Copaxone $4.178 30% Biogen Idec/Avonex $2.929 21% Merck KGaA/Rebif $2.425 17% Biogen Idec/Tysabri $1.703 12% Bayer/Betaseron $1.512 11% Novartis/Extavia $0.159 1% Novartis/Gilenya $1.195 8% Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd.

Emerging Consensus on the Microbiome 9 SYN building portfolio of targeted, pathogen - specific novel drugs “Infections were the second leading cause of death worldwide in 2002 , killing nearly 15 million people – almost 1 in 3 deaths across the globe ” Brad Spellberg, M.D., Rising Plague 6 “ Your gut or inner ecosystem , is made up of 100 trillion bacteria … composed of both “good” beneficial bacteria and “bad ” pathogenic bacteria. When this balance is disrupted your health is compromised … the number one problem is antibiotics .” theNUTRITIONpractice 7 NYSE MKT: SYN

Rebirth of Anti - Infective Sector SYN: Building a robust portfolio of targeted anti - infectives 10 NYSE MKT: SYN • January 2014 AstraZeneca and FOB Synthesis R&D agreement for novel antibiotics • December 2013 The Medicines Company acquires Rempex Pharmaceuticals for $474M • November 2013 Shire acquires ViroPharma for $4.2B • November 2013 Roche returns to antibiotics field with $ 560M Polyphor Phase I deal • September 2013 CDC issues statement: Growing threat of antibiotic resistant “superbugs” • July 2013 Cubist acquires Trius for $ 707M and Optimer for $ 535M • May 2013 GSK wins $200M federal contract to develop new antibiotics • December 2012 SYN acquires prevention of C. difficile infection clinical program including Phase II data (1 st generation candidate) • 2012 - 2013 FDA granted QIDP designation*: Cubist, Trius , Tetraphase , Rib - X , Durata , etc. • October 2012 GAIN Act effective • August 2012 SYN executes collaboration with Intrexon Corp (NYSE: XON) to develop mAbs to treat Pertussis and Acinetobacter infections * Qualified infectious disease product (QIDP) is a designation under the GAIN Act.

Clinical Success Rates by Therapeutic Area 8 Phase I through Food & Drug Administration approval Aligns with SYN’s focus on the development of novel anti - infectives 11 NYSE MKT: SYN 0% 5% 10% 15% 20% 25% Nervous System Cardiovascular Respiratory Oncology Musculoskeletal Anti-Infective 8% 9% 10% 19% 20% 24%

12 Three Domains of Life Methanobrevibacter smithii : member of the Archaea domain NYSE MKT: SYN Cedars - Sinai and SYN strive to be leaders in the field of methanogen - related R&D

13 • Dr. Pimentel of Cedars - Sinai is a leading investigator in this field • Clear link between small intestinal bacterial overgrowth (SIBO) and disease • Methane levels in C - IBS are significantly higher • Methane slows intestinal transit causing constipation, bloating and abdominal pain • Microbiome - related research and clinical trials show a strong link between various metabolic diseases such as IBS, obesity and diabetes Constipation - Predominant Irritable Bowel Syndrome (C - IBS) Role of methanogens NYSE MKT: SYN

14 • Use Rx/ Dx approach with SYN - 010 – Have both a diagnostic biomarker in the form of a methane breath test as well as a compound – Multiple clinical studies show reduction in methane gas in the small intestine improves patients’ lives • Treat the cause and not just the symptoms – Current therapies for C - IBS are sub - optimal – essentially laxatives • Long - term maintenance strategy – Antibiotic approaches are temporary • Inhibiting methane production is the key • Additional clinical studies show that controlling methane in SIBO has a significant effect on obesity and diabetes C - IBS How do we intend to help patients? NYSE MKT: SYN

15 • Up to $10 billion in direct costs to the U.S. healthcare system and up to $20 billion in indirect costs 9 • 40% of all IBS patients have C - IBS • ~$2.7 billion market expected by 2020 10 • Major IBS players include ‒ Salix ( rifaximin ) for diarrhea - predominant IBS (D - IBS) ‒ Ironwood/Forest ( linaclotide ) and Synergy ( plecanatide ) for C - IBS ▪ However, Ironwood’s product causes diarrhea in 19% of patients in the Phase III trial 11 • Potential for SYN - 010 to be used in other indications ‒ Obesity ▪ $8.4 billion by 2022 12 ‒ Type 2 Diabetes ▪ 347 million people worldwide with diabetes; number likely double by 2030 without intervention 13 ▪ 18.8 million people suffered from type 2 diabetes in the U.S. during 2011 14 C - IBS and Tertiary Markets Enormous potential for SYN - 010 NYSE MKT: SYN

Paradigm Shift Decrease in C. diff infections expected with co - administration of SYN - 004 NYSE MKT: SYN 16 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. diff Infections β - lactam Antibiotics* + SYN - 004 SYN - 004 intended to protect the natural balance of the microbiome from C. diff infections PREVENTION * I ntended to include penicillins plus cephalosporins

SYN - 004: Co - Administered with IV Antibiotics Intended to neutralize effects of β - lactam antibiotics in GI tract 17 NYSE MKT: SYN SYN - 004 Antibiotic 1. SYN - 004 is being developed as an oral enzyme tablet ( blue) to be co - administered with IV antibiotics (yellow ). 3. SYN - 004 is intended to remain within the GI tract and deactivate certain IV antibiotics, protecting the balance of the natural microbiome . 2. In the GI tract, IV antibiotics can upset the natural balance of the gut flora ( microbiome ), wiping out “good” bacteria and allowing the overgrowth of C. diff . 4 . Co - administration of SYN - 004 is intended to allow the IV antibiotic to treat the primary infection (yellow) and protect the GI tract (blue), therefore preventing C. diff infection. To view the animated SYN - 004 video, please visit: http://www.syntheticbiologics.com/SYN - 004 .

18 • 24 million patients administered IV antibiotics annually in the U.S. 15 – 1.1 million patients infected with C. diff annually 16 – Patients with C. diff hospitalized approximately 4 - 7 extra days 17 – $ 8.2 billion in costs associated with C. diff - related stays in hospital 18 – 30,000 C. diff - related deaths annually 19 • IV antibiotics may be excreted into gastrointestinal (GI) tract where they can upset the natural balance of the microbiome • This imbalance can result in the overgrowth of disease - causing bacteria such as C . diff • Toxigenic C . diff causes diarrhea , colitis and may result in death C. d ifficile (C. diff) Infections Leading cause of hospital - acquired infections NYSE MKT: SYN There are currently no approved products for the prevention of C. difficile infections

SYN-004: Co-Administered with IV Antibiotics

Prophylactic treatment for prevention of *C. diff* infections

- Oral enzyme to be co-administered with penicillins or cephalosporins (β-lactam antibiotics)
  - Remain within the intestine to degrade certain IV β-lactam antibiotics
  - Preventative treatment expected to protect the healthy microflora from the overgrowth of *C. diff* and subsequent infections
- Phase I and II studies of 1st generation oral candidate* demonstrated safety, tolerability and preservation of GI microflora when co-administered with certain penicillins
- SYN-004, a 2nd generation candidate intended to expand activity to include penicillins ***plus*** certain cephalosporins
- SYN-004 patent pending on compositions of matter and methods of use through 2031

* P1A is 1st generation candidate

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SYN - 004: Market Potential Intended to target certain IV β - lactam antibiotics NYSE MKT: SYN 20 14.4M patients 22 26.5M prescriptions 21 117.6M doses of “SYN - 004 target” β - lactam antibiotics purchased by U.S. hospitals to fill patient prescriptions 20 * Based on U.S. market data in 2012 ** Estimate based on the following assumptions: 5 day prescription x 4 “SYN - 004 tablets”/day x $25/”SYN - 004 tablet” x 26.5M prescriptions of “SYN - 004 target” β - lactam antibiotics in 2012 SYN - 004 Potential U.S. Market ~ $13.3 Billion ** *

Pertussis Infections Millions of whooping cough cases globally per year • Despite aggressive vaccination strategies, incidence of Pertussis is increasing 23,24 ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 25 • Unvaccinated infants most vulnerable • 50 million worldwide cases of whooping cough each year 26 ̶ 300,000 deaths worldwide 26 (primarily infants) • Antibiotics are not effective in treating disease symptoms • SYN - 005 mAb in development ̶ mAb intended to neutralize pertussis toxin to diminish morbidity and mortality ̶ Collaborations with Intrexon and The University of Texas at Austin 21 NYSE MKT: SYN

Acinetobacter Infections Infections increasing due to this pandrug - resistant gram - negative bacterium • M ortality rates as high as 43% reported 27 • Billion dollar market opportunity 28 • Survives on dry surfaces for up to 36 days ̶ Survives twice as long as non - biofilm - forming pathogens 29 • Acinetobacter infection profile ̶ 2.6% of hospital acquired infections 30 ̶ 7 % of ICU respiratory tract infections 30 ̶ Key infection sites include: lungs, heart, blood, urinary tract, CNS, skin and soft tissues • Increasing cause of trauma - related infections in wounded military personnel and victims of natural disasters 31 • mAb development collaboration with Intrexon 22 NYSE MKT: SYN

SYN - 007: Biologics for Specific Subset of IBS Patients Intrexon Collaboration 23 NYSE MKT: SYN • Discovery at Cedars - Sinai to be a form of small intestinal bacterial overgrowth (SIBO) ̶ SIBO caused by antibodies to food poisoning toxin (single incident) • Intend to focus upstream on intestinal health to eliminate SIBO and need for antibiotics • Preventative, Acute and Chronic biologic approaches being developed with Intrexon ̶ Novel autoimmune target for IBS ̶ Prevention and treatment of a root cause of a subset of IBS

Corporate Snapshot • Cash balance (as of 9/30/13 ) : ~$5.1 million • Capital raise (12/17/13 close) : ~$12.1 million net proceeds • Current Price : $2.70 (as of 2/28/14) • 52 Week Range: $0.95 - $3.05 • Average Volume (3 months): 913,228 • Shares Outstanding: ~58 million (as of 12/17/13) • Options Outstanding: ~3.9 million * • Warrants Outstanding: ~1.6 million ** • Market Capitalization: ~$156 million • Offices in Rockville, Maryland 24 NYSE MKT: SYN NYSE MKT: SYN * As of 11/12/13 weighted average exercise price is $1.79 ** As of 11/12/13 weighted average exercise price is $1.99

Program Highlights

- **MS:** Trimesta™ (oral estriol) in Phase II RRMS clinical trial
  - Completed final patient, final 24-month visit (January 2014)
  - Report topline results at AAN – Lead PI, R. Voskuhl, M.D. (April 2014)
  - Report detailed results – Lead PI, R. Voskuhl, M.D. (2H 2014)
- **C-IBS:** SYN-010 compound
  - Initiate *in vivo*/PK/PD studies (1H 2014)
  - Initiate Phase II clinical trial (2H 2014)
- ***C. diff*:** SYN-004 oral enzyme preventative treatment for *C. diff*
  - Initiated non-clinical and cGMP manufacturing (October 2013)
  - Complete cGMP manufacturing for Phase I and II trials (2Q 2014)
  - Initiate 28-day bridging toxicology study (late 2Q 2014)
  - File IND (2H 2014)
  - Initiate Phase Ia and Ib clinical trials (2H 2014)
- ***Pertussis:*** mAbs
  - Initiated large animal, IND-enabling study (1Q 2014)
  - Report topline results from large animal, IND-enabling study (2Q 2014)
- ***Acinetobacter*:** mAbs
  - Generate panel of antibodies (ongoing)
- **IBS:** autoimmune target
  - Discovery (ongoing)

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2H 2014 C. difficile Initiate Phase Ia and Ib clinical trials 2H 2014 Multiple Sclerosis R. Voskuhl , M.D., report detailed Phase II results 2H 2014 C - IBS Initiate Phase II clinical trial 2Q 2014 Multiple Sclerosis R. Voskuhl , M.D., report t opline Phase II results at AAN 2H 2014 C. difficile File IND for human trials 2 Q 2014 Pertussis Report topline results from large animal, IND - enabling study Key Milestones 26 NYSE MKT: SYN 2014 Timeline

Mar 2014 – 3.4.2014 – FINAL2 NYSE MKT: SYN March 2014

References Slide 6: 1 Pr egnancy I n M ultiple S clerosis (PRIMS) Study; Confavreux , C., Hutchinson, M., Hours, M.M., Cortinvis - Tourniaire , P., Moreau, T., and the Pregnancy in MS Group (1998). Rate of Pregnancy - Related Relapse in Multiple Sclerosis. New England Journal of Medicine , 339, 285 - 291. Slide 7 : 2 www.clinicaltrials.gov/ct2/show/NCT00451204 3 Sicotte , NL, Liva , SM, Klutch , R, Pfeiffer, P, Bouvier , S, Odesa , S, Wu, TC, Voskuhl , RR . Treatment of multiple sclerosis with the pregnancy hormone estriol . Ann Neurol. 2002 Oct;52(4):421 - 8. Slide 8 : 4 National Multiple Sclerosis Society. http:// www.nationalmssociety.org 5 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013. Slide 9 : 6 Spellberg, B. Rising Plague: The Global Threat from Deadly Bacteria and Our Dwindling Arsenal to Fight Them. Copyright 2009. 7 theNUTRITIONpractice , http://thenutritionpractice.com.au/heal/get - better / . Accessed February 2, 2014. Slide 11 : 8 Bank of America as reported in Wall Street Journal, November 6, 2013, C - 18. Slide 15 : 9 Hulisz , D. The burden of illness of irritable bowel syndrome: current challenges and hope for the future. J Manag Care Pharm. 2004 Jul - Aug;10(4):299 - 309. 10 http:// ibs.about.com/b/2012/01/13/timeline - for - new - ibs - drugs.htm 11 http://www.pharmatimes.com/Article/10 - 09 - 14/Almirall_s_IBS_constipation_drug_impresses_in_Phase_III.aspx?rl=1&rlurl=/12 - 01 - 05/IBS_drug_market_set_to_more_than_quadruple_by_2020.aspx 12 http://www.biospace.com/News/obesity - therapy - market - to - reach - 8 - 4 - billion - by/316307/source=MoreNews 13 World Health Organization. 14 American Diabetes Association. 28 NYSE MKT: SYN

References

Slide 18:

[15-16] This information is an estimate derived from the use of information under license from the following IMS Health Incorporated information service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication.

[17] (APIC) National Prevalence Study of *Clostridium difficile* in U.S. Healthcare Facilities. November 11, 2008. http://hospitalacquiredinfections.blogspot.com/2008/12/november-11-2008-association-for.html.

[18] Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. *Clostridium difficile* Infections (CDI) in Hospital Stays, 2009. January 2012. Available at http://www.hcup-us.ahrq.gov/reports/statbriefs/sb124.pdf.

[19] U.S. Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012. Available at http://www.ahrq.gov/news/nn/nn012512.htm. Accessed November 5, 2012.

Slide 20:

[20-22] This information is an estimate derived from the use of information under license from the following IMS Health Incorporated information service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication.

Slide 21:

[23] Misegades LK, Winter K, Harriman K, Talarico J, Messonnier NE, Clark TA, Martin SW, Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 2010. JAMA, 2012 Nov 28;308(20):2126-32.

[24] Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 20, 2012.

[25] Centers for Disease Control and Prevention. 2012 Provisional Pertussis Surveillance Report. January 4, 2013.

[26] World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. http://www.who.int/immunization_monitoring/diseases/pertussis_surveillance/en/

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References

Slide 22:

[27] Falagas, ME, Bliziotis, LA, and Siempos, II. Attributable mortality of *Acinetobacter baumannii* infections in critically ill patients: a systematic review of matched cohort and case-control studies. Critical Care 2006, 10:R48.

[28] Barrett, L. Former VP of US Marketing and Global Business Manager Infectious Diseases at Wyeth. Guest Blog, Antibiotic Markets and SPLU. http://antibiotics-theperfectstorm.blogspot.com/2012/03/antibiotic-markets-and-splu-guest.html. March 20, 2012.

[29] Espinal P, Marti S, Vila J. Effect of biofilm formation on the survival of *Acinetobacter baumannii* on dry surfaces. J Hosp Infect. 2012 Jan; 80(1):56-60. Epub 2011 Oct 4.

[30] Jones, M, et al. Emerging resistance among bacterial pathogens in the intensive care unit – a European and North American Surveillance study (2000-2002). Ann Clin Microbiol Antimicrob; 3(14).; Wisplinghoff, H, et al. Nosocomial Bloodstream Infections in US Hospitals: Analysis of 24,179 Cases from a Prospective Nationwide Surveillance Study. Clin Infect Dis 2004; 39(3): 309-17.; Wachter, K. Step Aside, MRSA, Here Comes *Acinetobacter*. OB. GYN. News, January 15, 2006.

[31] Camp, C and Tatum, OL. A Review of *Acinetobacter baumannii* as a Highly Successful Pathogen in Times of War. LABMEDICINE. November 2010, Vol. 41, Number 11.

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P1A - 1 st Generation Oral β - lactamase • P1A was studied in four (4) Phase I and one (1) Phase II clinical trials ‒ 112 patients and 143 healthy normal subjects exposed, generally: ▪ P reserved the normal intestinal microflora when co - administered with IV ampicillin or piperacillin ▪ Prevented emergence of ampicillin resistance when given with IV ampicillin ▪ Degraded antibiotic excreted into the GI tract (e.g., via the bile) ▪ Was not absorbed from the GI tract ▪ Was well tolerated with no safety concerns identified ▪ Did not induce specific immunoglobulins after 5 days of treatment ▪ Did not alter the PK profile of IV piperacillin or ampicillin nor the efficacy of ampicillin in patients with respiratory infection requiring hospitalization Results of Phase I/II Clinical Trials 31 NYSE MKT: SYN